UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2006
                                  CINTEL CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                     333-100046                  52-2360156
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
     of Incorporation)                  Number)           Identification Number)

         9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
               (Address of principal executive offices) (zip code)

                                 (502) 657-6077
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Form 8-K/A is being filed as an amendment to the Form 8-K filed by Cintel Corp. related to events which occurred on October 24, 2006. The only portion of such Form 8-K being amended is to include the financial statements required to be filed thereunder.



Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2005 and 2004
Statements of Operations and Comprehensive Loss for the periods ended December 31, 2005 and 2004
Statements of Owners' Equity for the periods ended December 31, 2005 and 2004 Statements of Cash Flows for the periods ended December 31, 2005 and 2004 Notes to Financial Statements


(b)  Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as September 30, 2006
Pro-forma Consolidated Statement of Deficit Nine Months ended September 30, 2006 Pro-forma Consolidated Statement of Operations Nine Months ended September 30, 2006
Notes to Pro-Forma Consolidated Financial Statements


(c)  Exhibits.

Exhibit
Number                                  Description
--------      ------------------------------------------------------------------
10.1 Stock Purchase Agreement by and between Cintel Corp. and STS Semiconductor & Telecommunications Co., Ltd. (1)
99.1           Press Release dated October 30, 2006 (1)


(1) Incorporated by reference to the Company's Current Report on Form 8-K filed on November 3, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CINTEL CORP.


Dated: January 16, 2007                             By:  /s/ Sang Don Kim
                                                         -----------------------
                                                         Sang Don Kim
                                                         Chief Executive Officer

                                      INDEX

Report of Independent Registered Public Accounting Firm                      F-1
Balance Sheets as of December 31, 2005 and 2004                              F-2
Statements of Operations and Comprehensive Loss for the Periods ended
 December 31, 2005 and 2004                                                  F-3
Statements of Owner's Equity for the for the Periods ended December 31,
 2005 and 2004                                                               F-4
Statements of Cash Flows for the for the Periods ended December 31, 2005
 and 2004                                                                    F-5
Notes to Financial Statements                                                F-6

Pro Forma Consolidated Balance Sheet as September 30, 2006                  F-17
Pro-forma Consolidated Statement of Deficit Nine Months ended September
 30, 2006                                                                   F-18
Pro-forma Consolidated Statement of Operations Nine Months ended
 September 30, 2006                                                         F-19
Notes to Pro-Forma Consolidated Financial Statements                        F-20

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  To the Board of Directors and Owners of
  Phoenix Semiconductor Telecommunication (Suzhou) Co., Ltd. :


     We have audited the balance sheets of Phoenix Semiconductor Telecommunication (Suzhou) Co., Ltd. (a corporation organized under the laws of People's Republic of China) as of December 31, 2005 and 2004, and the related statements of operations and comprehensive loss, owners' equity, and cash flows for the year ended December 31, 2005, and for the period from March 2, 2004, (date of incorporation) through December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have , nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Phoenix Semiconductor Telecommunication (Suzhou) Co., Ltd. as of December 31, 2005, and 2004 , and the results of its operations and its cash flows for period from March 2, 2004 (date of incorporation) to December 31, 2004, and the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.



                                                       "SF PARTNERSHIP, LLP"



Toronto, Canada                                        CHARTERED ACCOUNTANTS
January 8, 2007.


                                    - F-1 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Balance Sheets
December 31, 2005, and 2004
(Presented in U.S. Dollars)


                                                          2005          2004
                                     ASSETS
Current Assets
  Cash and cash equivalents (note 3)                 $  1,647,448  $  1,000,400
  Accounts receivable (net of allowance for doubtful
   account, 2005-$Nil, 2004-$Nil) (note 11)             1,699,567       137,273
  Inventories (note 4)                                  3,135,469        74,829
  Prepaid and other                                       394,628       182,845
                                                     ---------------------------

Total Current Assets                                    6,877,112     1,395,347

Property, Plant and Equipment, Net (note 5)            20,918,897    15,396,678

Land Right, Net (note 6)                                  355,686       353,987
                                                     ---------------------------

Total Assets                                         $ 28,151,695  $ 17,146,012
                                                     ===========================


                                   LIABILITIES
Current Liabilities
  Accounts payable and accrued liabilities (note 11) $  4,184,254  $    904,574
  Loans payable - current (note 7)                      2,537,194             -
                                                     ---------------------------

Total Current Liabilities                               6,721,448       904,574

Loans Payable, less current portion (note 8)            7,468,066     8,017,436
                                                     ---------------------------


Total Liabilities                                      14,189,514     8,922,010
                                                     ---------------------------
Commitments and Contingencies (note 12)

                                 OWNERS' EQUITY

Capital (note 9)                                       16,900,000     9,500,000

Cumulative Other Comprehensive Income (Loss)              238,284        (1,080)

Accumulated Deficit                                    (3,176,103)   (1,274,918)
                                                     ---------------------------

                                                       13,962,181     8,224,002
                                                     ---------------------------

Total Liabilities and Owners' Equity                 $ 28,151,695  $ 17,146,012
                                                     ===========================


  (The accompanying notes to the financial statements are an integral part of these balance sheet.)

                                     - F-2 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Statements of Operations and Comprehensive Loss
Periods Ended December 31, 2005, and 2004
(Presented in U.S. Dollars)


                                                            March 2, to
                                                            December 31,
                                                         2005           2004

Revenues (note 11)                                   $ 12,513,173  $    389,716

Cost of Sales                                          13,341,271       657,777
                                                     ---------------------------

Gross Loss                                               (828,098)     (268,061)
                                                     ---------------------------

Expenses
  Salaries and employee benefits                          233,607       289,207
  Office and general                                       87,970       345,093
  Bad debts (note 11)                                     100,504             -
  Depreciation and amortization                            94,617        99,278
  Rent                                                     77,251        74,329
  Fees, charges and others                                 33,523        58,910
  Travel                                                   25,097        44,166
                                                     ---------------------------

                                                          652,569       910,983
                                                     ---------------------------

Operating Loss                                         (1,480,667)   (1,179,044)

Other Income (Expense)
  Interest expense, net                                  (420,518)      (95,874)
                                                     ---------------------------

Net Loss                                               (1,901,185)   (1,274,918)

Foreign Currency Translation                              239,364        (1,080)
                                                     ---------------------------

Total Comprehensive Loss                             $ (1,661,821) $ (1,275,998)
                                                     ===========================


Basic and Diluted Loss per Share (note 9)            $          -  $          -
                                                     ===========================

Weighted Average Number of Shares (note 9)                      -             -
                                                     ===========================


  (The accompanying notes to the financial statements are an integral part of these balance sheet.)

                                    - F-3 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Statements of Owners' Equity
Periods Ended December 31, 2005,and 2004
(Presented in U.S. Dollars)

                                                  Cumulative
                                                       Other                       Total
                                               Comprehensive   Accumulated       Owners'
                                     Capital   (Loss) Income       Deficit        Equity
                                  -------------------------------------------------------

Balance, March 2, 2004            $          -  $          -  $          -  $          -
  Investment during the period       9,500,000             -             -     9,500,000
  Foreign exchange on translation            -        (1,080)            -        (1,080)
  Net loss for the period                    -             -    (1,274,918)   (1,274,918)
                                  -------------------------------------------------------

Balance, December 31, 2004        $  9,500,000 $      (1,080) $ (1,274,918) $  8,224,002
                                  =======================================================


Balance, January 1, 2005          $  9,500,000 $      (1,080) $ (1,274,918) $  8,224,002
  Investment during the year         7,400,000             -             -     7,400,000
  Foreign exchange on translation            -       239,364             -       239,364
  Net loss for the year                      -             -    (1,901,185)   (1,901,185)
                                  -------------------------------------------------------

Balance, December 31, 2005        $ 16,900,000  $    238,284  $ (3,176,103) $ 13,962,181
                                  =======================================================

  (The accompanying notes to the financial statements are an integral part of these balance sheet.)

                                     - F-4 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Statements of Cash Flows
Periods Ended December 31, 2005, and 2004
(Presented in U.S. Dollars)


                                                                    March 2, to
                                                                    December 31,
                                                         2005           2004

Cash Flows from Operating Activities
  Net loss                                           $ (1,901,185) $ (1,274,918)
  Adjustments to reconcile net loss to net cash
   (used in) operating activities:
    Depreciation on property, plant and equipment       1,487,090       193,046
    Amortization of land right                              7,277         6,000
  Changes in assets and liabilities:
    Accounts receivable                                (1,536,000)     (137,318)
    Inventories                                        (3,014,036)      (74,854)
    Prepaid and other                                    (204,066)     (182,905)
    Accounts payable and accrued liabilities            3,208,896       904,873
                                                     ---------------------------

  Net cash (used in) operating activities              (1,952,024)     (566,076)
                                                     ---------------------------

Cash Flows from Investing Activities
  Acquisition of property, plant, and equipment        (6,673,497)  (15,594,887)
  Acquisition of land right                                     -      (360,106)
                                                     ---------------------------

  Net cash (used in) investing activities              (6,673,497)  (15,954,993)
                                                     ---------------------------

Cash Flows from Financing Activities
  Proceeds from loans payable                           1,831,350     8,020,090
  Proceeds from capital investment                      7,400,000     9,500,000
                                                     ---------------------------

  Net cash provided by financing activities             9,231,350    17,520,090
                                                     ---------------------------

Foreign Exchange on Cash and Cash Equivalents              41,219         1,379
                                                     ---------------------------

Increase in Cash and Cash Equivalents                     647,048     1,000,400

Cash and Cash Equivalents - beginning of year/period    1,000,400             -
                                                     ---------------------------

Cash and Cash Equivalents - end of year/period       $  1,647,448  $  1,000,400
                                                     ===========================
Supplemental Disclosures of Cash Flow Information
During the year, the Company had cash flows arising from income taxes paid and cash flows arising from interest paid as follows:

    Interest                                         $    434,024  $     71,978
                                                     ===========================

    Income taxes                                     $          -  $          -
                                                     ===========================

  (The accompanying notes to the financial statements are an integral part of these balance sheet.)

                                     - F-5 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)


1.   Operations and Business

     Phoenix Semiconductor Telecommunication (Suzhou) Co., Ltd., (the "Company") conducts its operations in the Wujiang Economic Development Zone, Jinagsu, People's Republic of China ("PRC"). The Company was incorporated on March 2, 2004, without share capital, pursuant to the commercial law of the PRC to engage in the business of manufacturing semiconductor and other electrical components for sale to the Korean market.


2.   Summary of Significant Accounting Policies

     The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America, and their basis of application is consistent. Outlined below are those policies considered particularly significant:

     a)   Basis of Financial Statement Presentation

          These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, under the accrual method of accounting, with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business.

     b)   Revenue Recognition

          The Company recognizes revenues when there is a definitive sales agreement, and upon shipment of products when title passed and the amount collectible can reasonably be determined.

     c)   Cash and Cash Equivalents

          For purposes of the statement of cash flows, cash includes currency, checks issued by others, other currency equivalents and current deposits. Cash equivalents include securities and short-term money market instruments that can be easily converted into cash. Investments that mature within three months from the investment date, are also included as cash equivalents.

     d)   Inventories

          Raw material and supplies are stated at the lower of cost or market value, using the first in first out weighted average cost method.

          Work-in-progress is stated at the lower of cost or market value, using the first in fist out weighted average cost method. Net realizable value is determined by deducting applicable selling expenses from the product selling price.

                                    - F-6 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)


2.   Summary of Significant Accounting Policies (cont'd)

     e)   Property, Plant and Equipment

          Property, plant and equipment are stated at cost. Major renewals and betterments are capitalized and expenditures for repairs and maintenance are charged to expense as incurred. Upon disposition of an asset, its cost and related accumulated depreciation or amortization are removed from the accounts, and any resulting gain or loss is recognized. Depreciation, based on the estimated useful lives of the assets, is provided as follows:

            Buildings                                20 years    straight line
            Equipment                                10 years    straight line
            Measuring equipment                      5 years     straight line
            Furniture and equipment                  5 years     straight line
            Vehicles and transportation equipment    5 years     straight line
            Computer software                        5 years     straight line
            Landscaping                              5 years     straight line

     f)   Land Right

          Land right is stated at cost. Amortization, based on the estimated useful life of the asset, is provided on a straight line basis over 50 years.

     g)   Use of Estimates

          Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes to financial statements. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates.

     h)   Foreign Currency Translation

          The Company accounts for foreign currency translation pursuant to Statement of Financial Accounting Standards ("SFAS") No. 52, "Foreign Currency Translation" ("SFAS No. 52"). The Company's functional currency is the Chinese Yuan. Under SFAS No. 52, all assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods. Translation adjustments are included in other comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

                                     - F-7 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)


2.   Summary of Significant Accounting Policies (cont'd)

     i)   Financial Instruments

          Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from the financial instruments. The fair value of the financial instruments approximates their carrying values, unless otherwise noted.

          Currency Risk
          -------------

          The Company has foreign currency risk as liabilities and expenses are denominated in foreign currencies. Depreciation or appreciation of the Chinese Yuan against foreign currencies affects the Company's results of operations and comprehensive income (loss).

          Concentration of Credit Risk
          ----------------------------

          SFAS No. 105, "Disclosure of Information About Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance-sheet risk and credit risk concentration. The Company does not have significant off-balance-sheet risk. The Company maintains cash and cash equivalents with major Chinese financial institutions.

          The Company provides credit to its clients in the normal course of its operations. It carries out, on a continuing basis, credit checks of its clients, and maintains provisions for contingent credit losses that, once they materialize, are consistent with management's forecasts.

          For other debts, the Company determines, on a continuing basis, the probable losses and sets up a provision for losses based on the estimated realizable value.

          For the year ended December 31, 2005, the Company had one major customer, STS Semiconductor & Telecommunications Co. Ltd. ("STS"), which accounted for 88% (2004 - 100%) of the total revenue.


     j)   Impairment of Long-lived Assets

          The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Recoverability is assessed based on the carrying amount of a long-lived asset compared to the sum of the future undiscounted cash flows expected to result from the use and the eventual disposal of the asset. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

          For the periods ended December 31, 2005 and 2004, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

                                     - F-8 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)


2.   Summary of Significant Accounting Policies (cont'd)

     k)   Comprehensive Income

          The Company adopted SFAS No. 130, "Reporting Comprehensive Income ("SFAS No. 130") establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income is presented in the statements of owners' equity, and consists of net earnings and unrealized gains (losses) on available for sale marketable securities; foreign currency translation adjustments and changes in market value of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with SFAS No. 87. SFAS No. 130 requires only additional disclosures in the financial statements and does not affect the Company's financial position or results of operations.

     l)   Income Tax

          The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

     m)   Advertising Costs

          Advertising costs are charged to operations when incurred, except for magazine advertisements, which are charged to expense when the advertising first takes place. For the periods ended December 31, 2005 and 2004, advertising costs amounted to $203 and $9,426, respectively.

     n)   Earnings per Share

          FAS No.128, "Earnings per Share" requires disclosure on the financial statements of "basic" and "diluted" earnings per share. Basic earnings per share, which does not include any dilutive securities, is computed by dividing the earnings available to common stockholders by the weighted average number of common shares outstanding for the year. In contrast, diluted earnings per share considers the potential dilution that could occur from other financial instruments that would increase the total number of outstanding shares of common stock. The company is not permitted to issue capital stock as per note 9 , and as such, earnings per share information has not been presented in the statements.

                                     - F-9 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)


2.   Summary of Significant Accounting Policies (cont'd)

     o)   Recent Accounting Pronouncements

          In March 2006, Financial Accounting Standards Board ("FASB") issued SFAS No. 156, "Accounting for Servicing of Financial Assets - An Amendment of FASB Statement No.14", In a significant change to current guidance, SFAS No. 156 permits an entity to choose either of the following subsequent measurement methods for each class of separately recognized servicing assets and servicing liabilities: (1) Amortization Method or (2) Fair Value Measurement Method. SFAS No. 156 is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company is currently reviewing the effect, if any, the proposed guidance will have on its financial position and results of operations.

          In July 2006 FASB issued Financial Accounting Standards Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes- An interpretation of FASB Statement No.109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprises' financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes". FIN 48 prescribes a recognition threshold and measurement attributable for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently reviewing the effect, if any, FIN 48 will have on its financial position and results of operations.

          In September 2006, the Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin No. 108 ("SAB No. 108"), "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." SAB No. 108 was issued to provide consistency in how registrants quantify financial statement misstatements. The Company is required to and will initially apply SAB No. 108 in connection with the preparation of its annual financial statements for the year ending December 31, 2006. The Company does not expect the application of SAB No. 108 to have a material effect on its financial position and results of operations.

          In September 2006, FASB issued SFAS No. 157, "Fair Value Measurements," which is effective for calendar year companies on January 1, 2008. The statement defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. The statement codifies the definition of fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. The Company is currently assessing the potential impacts of implementing this standard.


                                    - F-10 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)




2.   Summary of Significant Accounting Policies (cont'd)

     o)   Recent Accounting Pronouncements (cont'd)

          In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans
          - An Amendment of FASB Statements No. 87, 88, 106 and 132 (R)" ("SFAS No. 158"). SFAS No.158 requires an employer to recognize the funded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The funded status of a benefit plan is defined as the difference between the fair value of the plan assets and the plans benefit obligation. For a pension plan the benefit obligation is the projected benefit obligation and for any other postretirement benefit plan, such as a retiree health care plan, the benefit obligation is the accumulated postretirement benefit obligation. SFAS No. 158 requires an employer to recognize as a component of other comprehensive income, net of tax, the gains and losses and prior service costs or credits that arise during the period but that are not recognized as components of net periodic benefit costs pursuant to SFAS No. 87. SFAS No. 158 also requires an employer to measure the funded status of a plan as of the date of its year-end. Additional footnote disclosure is also required about certain effects on net periodic benefit cost for the next year that arise from the delayed recognition of gains or losses, prior service costs or credits, and transition asset or obligation. Except for the year-end measurement requirement, SFAS No. 158 is effective for the year ending December 31, 2006. The Company does not anticipate that the adoption of this statement will have a material effect on its financial position and results of operations.


3.   Cash and Cash Equivalents

          Cash and cash equivalent includes restricted cash in the amount of $344,014 (2004 - $270,770), which has been pledged as collateral on performance bonds as required by the Chinese Customs Department. An additional $186,097 (2004 - Nil) has been pledged as security for a bank credit facility to be utilized for the purchase of equipment.


4. Inventories

                                        2005                    2004
                                        ----                    -----

Raw materials                         $2,087,167              $     -
Work-in-progress                         702,149               45,294
Supplies                                 346,153               29,535
                                      -------------------------------
                                      $3,135,469              $74,829
                                      ===============================

                                    - F-11 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)


5.   Property, Plant and Equipment

     Property, plant and equipment are comprised as follows:

                                                             2005                         2004
                                                      Accumulated                  Accumulated
                                           Cost      Depreciation          Cost   Depreciation
                                        ------------------------------------------------------
           Buildings                    $10,197,093   $   482,031   $ 8,699,611   $    72,497
           Equipment                     10,251,986     1,002,036     6,062,672        84,831
           Measuring equipment            1,386,284        50,429       207,066         9,280
           Furniture and equipment          548,582        93,791       402,512        15,199
           Vehicles and transportation
            equipment                       137,937        34,420       134,485         9,352
           Computer software                 18,358         4,488        17,898           796
           Landscaping                       58,792        12,940        65,480         1,091
                                        -----------------------------------------------------
                                        $22,599,032   $ 1,680,135   $15,589,724   $   193,046
                                        -----------------------------------------------------
           Net carrying amount                        $20,918,897                 $15,396,678
                                                      ===========                 ===========

6.   Land Right

     The Company has an agreement with the government of the Republic of China for the use of land until February 14, 2054. According to the agreement, the Company is obligated to pay an annual management fee of approximately $2,400, and the land has to be used for manufacturing. The Company has the right to apply for renewal by notifying the government no later than six months prior to the expiry of the agreement. The government has no obligation to approve the renewal application.

                                                             2005                         2004
                                                      Accumulated                  Accumulated
                                           Cost      Depreciation          Cost   Depreciation
                                        ------------------------------------------------------

                                        $   369,224    $   13,538      $359,987   $     6,000
                                        -----------------------------------------------------
           Net carrying amount                         $  355,686                 $   353,987


                                    - F-12 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)


7.   Loans Payable - Current

                                                            2005                2004
                                                            ----                ----

           Industrial and Commercial Bank of China     $ 1,858,500       $        -
           Current portion of long-term loan (note 8)      678,694                -
                                                       ---------------------------------
                                                       $ 2,537,194       $        -
                                                       =================================


     The Industrial and Commercial Bank of China loan is unsecured, payable monthly interest only at 5.74% per annum and matures May 20, 2006.


8.   Loans Payable - Long-Term


                                                     Interest Rate           2005             2004
                                                     -------------           ----             ----

           China Construction Bank (Loan #1)         Prime               $ 5,146,760    $ 5,017,436
           China Construction Bank (Loan #2)         LIBOR plus 1.18%      3,000,000      3,000,000
                                                                         -------------------------


           Sub-total                                                       8,146,760      8,017,436

           Less: current portion                                            (678,694)             -
                                                                         --------------------------
                                                                         $ 7,468,066     $8,017,436
                                                                         ==========================


     The China Construction Bank loans are repayable quarterly commencing October 29, 2006 , and mature on July 29, 2009. The loans are guaranteed by all property, plant and equipment as described in note 5.

     Principal repayments of long-term debts is comprised as follows:

                                       2006       $  678,694
                                       2007        2,714,776
                                       2008        2,714,776
                                       2009        2,038,514
                                                  ----------
                                                  $8,146,760
                                                  ==========
                                    - F-13 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)



9.   Capital

     Foreign owned companies in China are not permitted to issue capital stock. Percentage of ownership and voting rights of the owners are determined by the proportion of their capital investment in the company which is registered with the government.

     According to the Articles of Incorporation, the authorized capital is a maximum of $29,500,000. The authorized capital can be increased by application to the government. The Company is required to obtain a minimum capital of $20,000,000 within three years of incorporation and maintain it as long as the Company exists. On October 30, 2006, the company met its minimum capital requirement (see note 13).

     As there is no share capital, earnings per share has not been calculated or presented in the statements of operations and comprehensive(loss).


10.  Income Taxes

     The Company accounts for income taxes pursuant to "SFAS" No. 109, "Accounting for Income Taxes". This Standard prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

     For the first two profitable taxation years, taxable income of the Company is exempt from income taxes. Taxable income in the third to fifth profitable taxation years will be taxed at 5% and subsequently the applicable tax rate will be 10%.

     The taxable income is determined by off-setting the income for tax purpose of the year with tax losses carried forward from prior years. Tax losses can be carried forward for five years. The Company provided a valuation allowance equal to the deferred tax amounts resulting from the tax losses as it is not more likely than not that they will be realized. The Company has accumulated approximately $3,176,000 of taxable losses, which can be used to offset future taxable income. The utilization of the losses expires in 2009 ($1,275,000) and 2010 ($1,901,000).

     Under SFAS No. 109 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.


                                    - F-14 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)




10.  Income Taxes (cont'd)

     The Company has deferred income tax assets as follows:


                                                                    2005              2004
                                                                    ----              ----

           Deferred tax Assets - beginning of the year/period   $   63,700       $         -
           Net operating loss carryforwards                         95,100            63,700
           Valuation allowance                                    (158,800)           (63,700)
                                                                -----------------------------
           Deferred tax Assets - end of the year/period         $        -       $          -
                                                                =============================


11.  Related Party Transactions

     During the year, the Company entered into the following transactions with STS and We-Tech Corporation ("We-Tech"). STS and We-Tech are 71% and 29% owners of the Company respectively:


                      Accounts receivable - STS        $   801,164        $  137,273
                      Accounts receivable - We-Tech    $   562,321        $        -
                      Accounts  payable - STS          $ 2,101,162        $    3,200
                      Accounts payable - We-Tech       $   853,597        $        -
                      Sales - STS                      $10,976,510        $  389,716
                      Sales - We-Tech                  $   707,558        $        -
                      Purchase - STS                   $11,020,103        $  157,576
                      Purchase - We-Tech               $ 3,321,285        $        -
                      Bad debts - We-Tech              $   100,504        $        -

     These transactions were in the normal course of business and recorded at an exchange value established and agreed upon by the above mentioned parties.


                                    - F-15 -

PHOENIX SEMICONDUCTOR TELECOMMUNICATION (SUZHOU) CO., LTD.
Notes to Financial Statements
December 31, 2005, and 2004
(Presented in U.S. Dollars)


12.  Commitments and Contingencies

          The Company is committed to pay a management fee to the government of approximately $2,400 per annum for the use of land as per note 6.

          Per the Articles of Incorporation, the Company has to maintain a minimum capital of $20,000,000 (see note 9).


13.  Subsequent Events

          On January 19, 2006, "STS" invested additional capital in the amount of $3,100,000 into the Company. Thereby , the Company then met the minimum capital requirement in accordance with the Articles of Incorporation as described in note 9.

          On October 30, 2006, the majority owner, STS entered into a Equity Purchase Agreement to sell 51% of the total equity of the Company for an aggregate purchase price of $16,500,000 to Cintel Corp., an entity publicly traded in the United States.



                                    - F-16 -

CINTEL CORP.
Pro-forma Consolidated Balance Sheet
September 30, 2006
Unaudited


                                                  Cintel Corp.           PSTS                     Cintel Corp.   Cintel Corp.
                                                         (US)          (China)                            (US)           (US)
                                                    Sept. 30,       Sept. 30,       Pro-forma       Pro-forma        Dec. 31,
                                                         2006            2006     Adjustments  Sept. 30, 2006            2005
-----------------------------------------------------------------------------------------------------------------------------
                                 ASSETS
Current
        Cash and cash equivalents                $  1,333,510    $  3,790,271    $ (1,215,705)   $  3,908,076    $  3,489,449
        Accounts receivable, net                      616,894       5,156,592            --         5,773,486       1,023,460
        Inventory                                     581,384       5,298,528          (9,345)      5,870,567         448,575
        Prepaid and sundry assets                     889,813         518,333            --         1,408,146         364,113
        Deferred taxes                                   --              --              --              --            10,453
                                          ------------------------------------------------------------------------------------
Total Current Assets                                3,421,601      14,763,724      (1,225,050)     16,960,275       5,336,050
Properties, Plant and Equipment                       449,066      25,286,994        (142,242)     25,593,818         580,559
Investments                                         1,926,404            --              --         1,926,404       2,528,078
Investments in Available for Sale
   Securities                                          17,025            --              --            17,025            --
Deferred Taxes                                           --              --              --              --         1,211,693
Land Right                                               --           368,402            --           368,402            --
Goodwill                                                 --              --         7,648,198       7,648,198            --
                                          ------------------------------------------------------------------------------------
Total Assets                                     $  5,814,096    $ 40,419,120    $  6,280,906    $ 52,514,122    $  9,656,380
                                          ------------------------------------------------------------------------------------
                               LIABILITIES
Current
        Accounts payable                         $    447,092    $  6,729,901    $       --      $  7,176,993    $    959,904
        Loans payable - current                        53,509      10,534,917            --        10,588,426         651,994
                                          ------------------------------------------------------------------------------------
Total Current Liabilities                             500,601      17,264,818            --        17,765,419       1,611,898
Accrued Severance                                      87,503            --              --            87,503          69,356
Loans Payable                                          32,067       5,500,599            --         5,532,666          38,654
Convertible Debentures                                   --              --        15,284,295      15,284,295       8,853,191
Non Controlling Interest                                 --              --         8,650,314       8,650,314            --
                                          ------------------------------------------------------------------------------------
Total Liabilities                                     620,171      22,765,417      23,934,609      47,320,197      10,573,099
                                          ------------------------------------------------------------------------------------
                          STOCKHOLDERS' EQUITY
Capital Stock                                          87,619      20,000,000     (20,000,000)         87,619          42,379
Additional Paid in Capital                         14,319,408            --              --        14,319,408       5,351,058
Treasury Stock                                         (5,630)           --              --            (5,630)         (5,630)
Accumulated Other
     Comprehensive Income (Loss)                     (207,510)        762,870        (762,870)       (207,510)        121,739
Accumulated Deficit                                (8,999,962)     (3,109,167)      3,109,167      (8,999,962)     (6,426,265)
                                          ------------------------------------------------------------------------------------
                                                    5,193,925      17,653,703     (17,653,703)      5,193,925        (916,719)
                                          ------------------------------------------------------------------------------------
Total Liabilities And Stockholders' Equity       $  5,814,096    $ 40,419,120    $  6,280,906    $ 52,514,122    $  9,656,380
                                          ====================================================================================

(The accompanying notes are an integral part of these pro-forma consolidated financial statements.)

                                    - F-17 -

CINTEL CORP.
Pro-forma Consolidated Statement of Deficit
Nine Months Ended September 30, 2006
Unaudited



                                           Cintel Corp.          PSTS                  Cintel Corp.   Cintel Corp.
                                                   (US)        (China)                          (US)          (US)
                                              Sept. 30,      Sept. 30,    Pro-forma       Pro-forma       Dec. 31,
                                                  2006           2006   Adjustments  Sept. 30, 2006           2005
                                        --------------------------------------------------------------------------
Accumulated Deficit- beginning of period   $(7,630,164)   $(3,176,103)   $ 3,176,103    $(7,630,164)   $(4,789,133)
        Net Loss                            (1,369,798)        66,936        (66,936)    (1,369,798)    (1,637,132)
                                        ---------------------------------------------------------------------------
Accumulated Deficit - end of period        $(8,999,962)   $(3,109,167)   $ 3,109,167    $(8,999,962)   $(6,426,265)
                                        ============================================================================

(The accompanying notes are an integral part of these pro-forma consolidated financial statements.)

                                    - F-18 -

CINTEL CORP.
Pro-forma Consolidated Statement of Operations
Nine Months Ended September 30, 2006
Unaudited

                                                     Cintel Corp.          PSTS                     Cintel Corp.    Cintel Corp.
                                                             (US)        (China)                            (US)            (US)
                                                        Sept. 30,     Sept. 30,      Pro-forma        Pro-forma        Dec. 31,
                                                            2006           2006     Adjustments  Sept. 30, 2006            2005
                                                    -----------------------------------------------------------------------------
Revenue
      Merchandise                                   $  3,980,325   $       --      $       --      $  3,980,325    $  1,594,311
      Finished goods                                      76,680     40,376,663     (40,376,663)         76,680         546,942
      Services                                            66,018           --              --            66,018          67,207
                                                    -----------------------------------------------------------------------------
                                                       4,123,023     40,376,663     (40,376,663)      4,123,023       2,208,460
                                                    -----------------------------------------------------------------------------
Cost of Sales
      Merchandise                                      3,795,287           --              --         3,795,287       1,459,216
      Finished goods                                      51,538     38,999,449     (38,999,449)         51,538         415,235
                                                    -----------------------------------------------------------------------------
                                                       3,846,825     38,999,449     (38,999,449)      3,846,825       1,874,451
                                                    -----------------------------------------------------------------------------
Gross Profit                                             276,198      1,377,214      (1,377,214)        276,198         334,009
                                                    -----------------------------------------------------------------------------
Expenses
      Office and general                                 291,196        725,421        (725,421)        291,196         442,322
      Salaries and employee benefits                     516,423           --              --           516,423         374,866
      Professional fees                                  454,436           --              --           454,436         329,889
      Travel                                             185,190           --              --           185,190         206,878
      Depreciation                                       170,908           --              --           170,908         198,375
      Taxes and dues                                         595           --              --               595          44,879
      Research and development                            18,940           --              --            18,940          99,320
                                                    -----------------------------------------------------------------------------
                                                       1,637,688        725,421        (725,421)      1,637,688       1,696,529
                                                    -----------------------------------------------------------------------------
Operating Loss                                        (1,361,490)       651,793        (651,793)     (1,361,490)     (1,362,520)
                                                    -----------------------------------------------------------------------------
Other Income (Expense)
      Interest income                                     46,714           --              --            46,714         (18,133)
      Other income                                       106,261            649            (649)        106,261            --
      Loss on disposition of equipment                      --          (58,871)         58,871            --              --
      Foreign exchange                                    (7,577)          --              --            (7,577)          3,978
      Interest expense                                   (27,636)      (526,635)        526,635         (27,636)        309,279
      Amortization of deferred financing fees            (90,000)          --              --           (90,000)        150,000
      Share of income from equity investment              16,303           --              --            16,303            --
      Employee benefit on repurchase of common stock        --             --              --              --            97,288
                                                    -----------------------------------------------------------------------------
                                                          44,065       (584,857)        584,857          44,065         542,412
                                                    -----------------------------------------------------------------------------
Loss Before Income Taxes                              (1,317,425)        66,936         (66,936)     (1,317,425)     (1,904,932)
      Current                                             52,373           --              --            52,373            --
      Deferred income taxes                                 --             --              --              --          (267,800)
                                                    -----------------------------------------------------------------------------
Net Loss                                              (1,369,798)  $     66,936    $    (66,936)   $ (1,369,798)   $ (1,637,132)
                                                    -----------------------------------------------------------------------------
      Foreign currency translation adjustment            391,287        762,870        (762,870)        391,287          97,913
      Unrealized loss on investment                     (720,536)          --              --          (720,536)           --
                                                    -----------------------------------------------------------------------------
Total Comprehensive Loss                            $ (1,699,047)  $   (695,934)   $    695,934    $ (1,699,047)   $ (1,539,219)
                                                    =============================================================================

 (The accompanying notes are an integral part of these pro-forma consolidated financial statements.)

                                    - F-19 -

CINTEL CORP.
Notes to Pro-forma Consolidated Financial Statements
September 30, 2006
Unaudited



1.   Basis of Presentation:

          These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

          On October 30, 2006, Cintel Corp. ("Cintel") entered into a Equity Purchase Agreement with STS Semiconductor & Telecommunications Co., Ltd. ("STS"), a Korean corporation for the acquisition of 51% of the total equity of Phoenix Semiconductor Telecommunication (Suzhou) Co., Ltd. ("PSTS") for an aggregate purchase price of $16,500,000. The purchase price was paid from the proceeds of Cintel's convertible bonds financing pursuant to which the Company sold an aggregate of $15,284,295 principle amount in convertible bonds.

          PSTS is a limited liability company organized in the People's Republic of China with its principle offices in Wujang, Jiangsu, PRC.

          The pro-forma consolidated financial statements are based on the balance sheets of the following:

          a) Cintel as at September 30, 2006 (unaudited) and December 31, 2005 (audited).

          b)   PSTS as at September 30, 2006 (unaudited).

          The pro-forma consolidated financial statements include the statement of operations for the following:

          a) Cintel for the nine months ended September 30, 2006 (unaudited) and for the year ended December 31, 2005 (audited).

          b)   PSTS for the nine months ended September 30, 2006 (unaudited).

          The pro-forma consolidated balance sheet as at September 30, 2006 gives effect to the transactions as at October 30, 2006 and the pro-forma statement of operations for the nine months ended September 30, 2006 gives effect to the transactions as if they had taken place at the beginning of the period.

          The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.


          2.   Pro-forma Adjustments:

          The consolidation of Cintel with PSTS was accounted for by the purchase method, with the net assets of PSTS brought forward at their fair market value basis, and the following adjustments:

          a) To record the issuance of the convertible bonds by Cintel for the investment in PSTS.

          b)   To eliminate PSTS 49% non controlling interest.

          c)   To reallocate the fair value of the purchase of PSTS.

                                    - F-20 -